UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

PARKWAY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

San Felipe Plaza 5847 San Felipe Street, Suite 2200,
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip code)

(346) 200-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders

On September 25, 2017, Parkway, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at which the holders of shares of common stock, par value $0.001 per share, and limited voting stock, par value $0.001 per share, voting together as a single class approved the merger of Real Estate Houston US LLC, an affiliate of the Canada Pension Plan Investment Board (“CPPIB”), with and into the Company, with the Company as the surviving entity and a subsidiary of CPPIB (the “Merger”), pursuant to the definitive Agreement and Plan of Merger, dated June 29, 2017, among the Company, Parkway Properties LP, Real Estate Houston US Trust, Real Estate Houston US LLC and Real Estate Houston US LP, and the transactions contemplated thereby (the “Parkway Merger Proposal”). Common stockholder action on a second proposal (the “Parkway Adjournment Proposal”), to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Parkway Merger Proposal, was not required and no vote was taken on this matter. The final voting results with respect to the proposal voted upon at the Special Meeting are set forth below.

The results of the vote to approve the Parkway Merger Proposal were as follows:

FOR	AGAINST	ABSTAIN
42,857,299	33,183	104,958

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with this proposal at the Special Meeting.

The Parkway Merger Proposal and Parkway Adjournment Proposal are described in more detail in the definitive proxy statement on Schedule 14A dated August 11, 2017 relating to the Merger, as amended and supplemented by the definitive additional materials on Schedule 14A dated September 8, 2017.

Item 8.01.	Other Events

On September 25, 2017, the Company issued a press release announcing the results of the Special Meeting and that the Board of Directors of the Company authorized, and the Company declared, a special cash dividend of $4.00 per share of common stock. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2017	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary